SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: November 30, 2000               Date of earliest event reported:
                                                       November 27, 2000


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)


    Florida                            0-5423                     59-1277135
(State or other                     (Commission                (I.R.S. Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)

4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida              33410
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (561) 627-7171

                             Exhibit Index on Page 3

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Item 5.  Other Events.

               On November 27, 2000, the Company issued a press release announcing that it had entered into a stock purchase agreement with the stockholders of Point to Point Communications, Inc. whereby Point to Point Communications will become a wholly-owned subsidiary of the Company.







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                                  EXHIBIT INDEX


Exhibit
No.                     Description
-------                 -----------
99(i)                   Press Release, dated November 27, 2000.



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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DYCOM INDUSTRIES, INC.


Date: November 30, 2000                 By:   /s/ Marc R. Tiller
                                           --------------------------------
                                            Name:  Marc R. Tiller
                                            Title: General Counsel and
                                                    Secretary


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